UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 30, 2013

AMERICAN STANDARD ENERGY CORP.
(Exact name of registrant as specified in its charter)

Delaware	333-132948	20-2791397
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

4800 North Scottsdale Road
Suite 1400
Scottsdale, Arizona		85251
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (480) 371-1929

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 30, 2013, American Standard Energy Corp. (the "Company") and Scott Feldhacker entered into an Amendment No. 1 to Separation Agreement (the "Feldhacker Amendment") to amend Mr. Feldhacker's Separation Agreement, dated April 16, 2013, with the Company (the "Feldhacker Separation Agreement").  The following summary of the material terms of the Feldhacker Amendment is qualified in its entirety by reference to the full text of the Feldhacker Amendment, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated by reference into this Item.  The Feldhacker Separation Agreement was filed as Exhibit 10.1 to the Current Report on Form 8-K on April 22, 2013.

The Feldhacker Amendment provides that: (i) the effective date of Mr. Feldhacker's retirement as the Chief Executive Officer of the Company will be postponed from April 30, 2013 until two business days following the filing of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2012 with the Securities and Exchange Commission (the "Feldhacker Effective Date"); and (ii) within 30 days of the Feldhacker Effective Date, the Company shall pay Mr. Feldhacker an amount that equals Mr. Feldhacker’s attorney’s fees incurred in connection with and related to the Feldhacker Amendment (the "Feldhacker Attorney Fees"), provided, however, that the total of (a) the Feldhacker Attorney Fees plus (b) any attorney fees paid by the Company (the "MacQueen Attorney Fees") in connection to and related to that certain Amendment No. 1 to Separation Agreement, dated April 30, 2013, by and between the Company and Richard MacQueen (the "MacQueen Amendment"), shall not exceed two thousand and no/100 dollars ($2,000.00).

On April 30, 2013, the Company and Mr. Feldhacker entered into an Amendment No. 1 to Consulting Agreement (the "Feldhacker Consulting Amendment") to amend Mr. Feldhacker's Consulting Agreement, dated April 16, 2013, with the Company (the "Feldhacker Consulting Agreement"). The Feldhacker Consulting Amendment provides that the effective date of the Feldhacker Consulting Agreement will be postponed from May 1, 2013 to three business days following the filing of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2012 with the Securities and Exchange Commission.

On April 30, 2013, the Company and Richard MacQueen entered into the MacQueen Amendment to amend Mr. MacQueen's Separation Agreement, dated April 16, 2013, with the Company (the "MacQueen Separation Agreement").  The following summary of the material terms of the MacQueen Amendment is qualified in its entirety by reference to the full text of the MacQueen Amendment, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.2 and incorporated by reference into this Item.  The MacQueen Separation Agreement was filed as Exhibit 10.2 to the Current Report on Form 8-K on April 22, 2013.

The MacQueen Amendment provides that: (i) the effective date of Mr. MacQueen's retirement as the President of the Company will be postponed from April 30, 2013 until two business days following the filing of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2012 with the Securities and Exchange Commission (the "MacQueen Effective Date"); (ii) beginning on May 1, 2013 through the MacQueen Effective Date, the Company will pay to Mr. MacQueen a total salary equal to one and no/100 dollar ($1.00), and (iii) within 30 days of the MacQueen Effective Date, the Company shall pay Mr. MacQueen an amount that equals the MacQueen Attorney Fees, provided, however, that the total of (a) the MacQueen Attorney Fees plus (b) the Feldhacker Attorney Fees shall not exceed two thousand and no/100 dollars ($2,000.00).

On April 30, 2013, the Company and Mr. MacQueen entered into an Amendment No. 1 to Consulting Agreement (the " MacQueen Consulting Amendment") to amend Mr. MacQueen 's Consulting Agreement, dated April 16, 2013, with the Company (the " MacQueen Consulting Agreement"). The MacQueen Consulting Amendment provides that the effective date of the MacQueen Consulting Agreement will be postponed from May 1, 2013 to three business days following the filing of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2012 with the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 3, 2013

AMERICAN STANDARD ENERGY CORP.

By:  /s/ Scott Feldhacker
       Scott Feldhacker, Chief Executive Officer

EXHIBIT INDEX

Exhibit No.Description

10.1Amendment No. 1 to Separation Agreement dated April 16, 2013 between the Company and Scott Feldhacker

10.2Amendment No. 1 to Separation Agreement dated April 16, 2013 between the Company and Richard MacQueen